Execution Version

Exhibit 10.2

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED SECURITY AGREEMENT

This Second Amendment to Second Amended and Restated Security Agreement (the  “Amendment”) is made this 13th day of April, 2018 by and among Green Plains Commodity Management LLC, a limited liability company formed under the laws of the State of Delaware (“GPCM”), and each Person joined as a Debtor thereto from time to time (each a “Debtor”, and collectively “Debtors”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as agent for Lenders (PNC, in such capacity, the “Agent”).

BACKGROUND

A.On July 28, 2017, Debtor and Agent entered into that certain Second Amended and Restated Security Agreement (as same has been or may be amended, modified, renewed, extended, replaced or substituted from time to time, the “Security Agreement”) to reflect certain security arrangements between the parties thereto.   All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Security Agreement.

B.Debtor seeks to enter into a revolving credit facility with Macquarie Bank Limited (“MBL”) and Macquarie Futures USA LLC (“MFUSA”), secured by, among other collateral, certain commodity interest accounts which Debtor maintains with MFUSA.  Therefore, Debtor has requested that Agent and Required Lenders amend certain provisions of the Security Agreement to release their security interests under the Security Agreement in the certain collateral and Agent is willing to do so on the terms and conditions hereafter set forth.

NOW THEREFORE, with the foregoing background hereinafter deemed incorporated by reference herein and made part hereof, the parties hereto, intending to be legally bound, promise and agree as follows:

1. Amendments to Security Agreement. On the Effective Date, the Security Agreement is amended as follows:
(a) Description. Section 1.1 of the Security Agreement is hereby amended by adding, at the end thereof, the following:

Notwithstanding the foregoing provisions of this Section 1.1 or any provision to the contrary contained herein or in any other Loan Document, the grant of a security interest as provided herein shall not extend to, and the Collateral shall not include or be deemed to include any of the following (collectively, the “Excluded Property”):

all of GPCM’s right, title and interest in, to and under:

(1) one or more commodity interest accounts maintained by GPCM at Macquarie Futures USA LLC (“MFUSA”) (collectively, the “Futures Account”),

(2) all cash, securities, commodity contracts, swap agreements, investment property, financial assets, general intangibles and other assets transferred by GPCM to the Futures Account or otherwise held in, credited to or deposited in the Futures Account,

(3) all interest and distributions with respect to the Futures Account or property therein or credited thereto, and

(4)   all cash and non-cash proceeds of any of the foregoing;

provided, however, that at no time shall GPCM permit the aggregate principal amount of Indebtedness secured by Liens on such Excluded Property to exceed $50,000,000 (the “Excluded Property Debt Cap”); and provided further that, for the avoidance of doubt, all parties hereto agree that (a) a failure by GPCM to ensure that the aggregate principal amount of Indebtedness to Macquarie Bank Limited (“MBL”) secured by such Excluded Property does not exceed the Excluded Property Debt Cap will constitute (i) a breach by GPCM of this Agreement and (ii) an Event of Default pursuant to Section 10.14 of the Loan Agreement and (b) if the Excluded Property Debt Cap is exceeded pursuant to Section 1.1(a)(4)(i) above except that GPCM shall have ten (10) days from the receipt of notice from MBL to pay down any Indebtedness exceeding the Excluded Property Debt Cap, it shall not be a breach by GPCM of this Agreement and shall not be an Event of Default pursuant to Section 10.14 of the Loan Agreement if any amount exceeding the Excluded Property Debt Cap is paid down within such ten (10) day period.  Any breach by GPCM of this Agreement or the Loan Agreement shall not give rise to or require (A) any liability on the part of MFUSA, MBL or any of their Affiliates or (B) any lien or security interest in the Excluded Property in favor of Secured Party or any other person (and this proviso shall be enforceable by MFUSA, MBL and their Affiliates as third party beneficiaries).

2. Representations and Warranties of Debtors. Each Debtor hereby:

(a)reaffirms all representations and warranties made to Agent under the Security Agreement and all of the Loan Documents and confirms that all are true and correct in all material respects as of the date hereof (except to the extent any such representations and warranties specifically relate to a specific date, in which case such representations and warranties were true and correct in all material respects on and as of such other specific date);

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(b)reaffirms all of the covenants contained in the Security Agreement (as amended hereby), covenants to abide thereby until all Advances, Obligations and other liabilities of Borrowers to Agent and Lenders under the Loan Agreement of whatever nature and whenever incurred, are satisfied and/or released by Agent and Lenders;

(c)represents and warrants that no Default or Event of Default has occurred and is continuing under any of the Loan Documents;

(d)represents and warrants that it has the authority and legal right to execute, deliver and carry out the terms of this Amendment, that such actions were duly authorized by all necessary limited liability company or corporate action, as applicable, and that the officers executing this Amendment on its behalf were similarly authorized and empowered, and that this Amendment does not contravene any provisions of its certificate of incorporation or formation, operating agreement, bylaws,  or other formation documents, as applicable, or of any contract or agreement to which it is a party or by which any of its properties are bound; and

(e)represents and warrants that this Amendment and all assignments, instruments, documents, and agreements executed and delivered in connection herewith, are valid, binding and enforceable in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar laws affecting creditors’ rights generally.

3. Conditions Precedent/Effectiveness Conditions.  This Amendment shall be effective upon the date of satisfaction of the following conditions precedent (“Effective Date”) (all documents to be in form and substance reasonably satisfactory to Agent and Agent’s counsel):

(a) Agent shall have received this Amendment fully executed by each Debtor;
(b) Agent shall have received the fully executed Partial Release of Security Interest, dated on or about the date hereof, by and among BNP Paribas, MBL, MFUSA, GPCM and Green Plains, Inc; and
(c) Agent shall have received such other agreements, documents or information as requested by Agent in its reasonable discretion.

4. Further Assurances.  Each Debtor hereby agrees to take all such actions and to execute and/or deliver to Agent all such documents, assignments, financing statements and other documents, as Agent may reasonably require from time to time, to effectuate and implement the terms of this Amendment.

5. Payment of Expenses.  Debtor shall pay or reimburse Agent and Lenders for their reasonable attorneys’ fees and expenses in connection with the preparation, negotiation and execution of this Amendment and the documents provided for herein or related hereto.

6. Reaffirmation of Loan Agreement.  Except as modified by the terms hereof, all of the terms and conditions of the Loan Agreement, as amended, and all other of the Loan Documents are hereby reaffirmed and shall continue in full force and effect as therein written.

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7. Miscellaneous.
(a) Third Party Rights. No rights are intended to be created hereunder for the benefit of any third party donee, creditor, or incidental beneficiary, except as provided herein.
(b) Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.
(c) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

(d) Governing Law.  The terms and conditions of this Amendment and all matters relating hereto or thereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the laws of the State of New York.

(e) Counterparts.  This Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.  Any signature delivered by a party by facsimile or pdf transmission shall be deemed to be an original signature hereto.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

Green Plains Commodity Management LLC, as Debtor
By:/s/ Phil Boggs Name: Phil Boggs Title:VP Finance & Treasurer

,

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender

By:/s/ James Simpson

Name: James Simpson

Title:Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Acknowledged and Agreed:

CITIBANK, N.A., as a Lender

By:/s/ Jeff Royston

Name: Jeff Royston

Title:SVP

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Acknowledged and Agreed:

BMO HARRIS BANK N.A., as a Lender

By:/s/ Craig Thistlethwaite

Name: Craig Thistlethwaite

Title:Managing Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Acknowledged and Agreed:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ William J. Paul

Name: William J. Paul

Title:Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Acknowledged and Agreed:

WOODFOREST NATIONAL BANK, as a Lender

By:/s/ Dennis Kujawa

Name: Dennis Kujawa

Title:First Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]

Acknowledged and Agreed:

BANK OF AMERICA, N.A., as a Lender

By:/s/ Charles Fairchild

Name: Charles Fairchild

Title:Senior Vice President

[SIGNATURE PAGE TO SECOND AMENDMENT TO

SECOND AMENDED AND RESTATED SECURITY AGREEMENT]